SCHEDULE 14A INFORMATION

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INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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IRIS International, Inc

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IRIS INTERNATIONAL, INC.

9172 Eton Avenue

Chatsworth, California 91311

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held Friday, July 29, 2005

To the Stockholders of IRIS International, Inc.:

The 2005 Annual Meeting of Stockholders of IRIS International, Inc. will be held at The Peabody Orlando Hotel, located at 9801 International Drive, Orlando, Florida, on Friday, July 29, 2005 at 9:00 a.m. Eastern Time, for the following purposes:

1.	To elect five (5) Directors to hold office until the 2006 annual meeting or until their successors are elected and qualified;

2.	To approve an amendment to our 1998 Stock Option Plan to increase the number of shares of common stock reserved for issuance thereunder from 2,900,000 to 4,100,000;

3.	To approve an amendment to our 1998 Stock Option Plan to permit restricted stock purchase awards;

4.	To ratify the selection of BDO Seidman, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2005; and

5.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on June 3, 2005, as the record date for determination of stockholders entitled to notice of, and to vote at, the meeting and any of its adjournments or postponements.

You are cordially invited to attend the Annual Meeting in person. However, you must be a stockholder of record at the close of business on June 3, 2005 to vote at the meeting. If your shares are held in street name, you must obtain a Proxy, executed in your favor, from the holder of record in order to be able to vote at the Annual Meeting. Regardless of whether or not you will attend, please mark, date, sign and return the enclosed proxy.

By Order of the Board of Directors

Richard H. Williams

Chairman of the Board

June 3, 2005

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING OF STOCKHOLDERS, PLEASE MARK, DATE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY IN THE STAMPED RETURN ENVELOPE PROVIDED. YOUR PROMPT RETURN OF THE PROXY WILL HELP AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION TO ASSURE A QUORUM AT THE MEETING.

THE ANNUAL MEETING IS ON JULY 29, 2005. PLEASE RETURN YOUR PROXY IN TIME.

IRIS INTERNATIONAL, INC.

9172 Eton Avenue

Chatsworth, California 91311

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

To Be Held Friday, July 29, 2005

GENERAL INFORMATION AND VOTING RIGHTS

This proxy statement (the “Proxy Statement”) and the enclosed proxy are furnished in connection with the solicitation of proxies by the Board of Directors of IRIS International, Inc., a Delaware corporation (“IRIS” or the “Company”), for use at the 2005 Annual Meeting of Stockholders (the Annual Meeting) to be held at The Peabody Orlando Hotel, located at 9801 International Drive, Orlando, Florida at 9:00 a.m. Eastern Time, and any adjournments or postponements thereof. Enclosed with this Proxy Statement is a copy of the Company’s Annual Report, which includes our Form 10-K (without exhibits), for the fiscal year ended December 31, 2004. However, the Annual Report is not intended be a part of this Proxy Statement or a solicitation of proxies. The Company anticipates that the Proxy Statement and enclosed proxy will first be mailed or given to its stockholders on or about June 15, 2005.

Your vote is important. If your shares are registered in your name, you are a stockholder of record. If your shares are in the name of your broker or bank, your shares are held in street name. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting even if you cannot attend. All stockholders can vote by written proxy card. Your submitting the enclosed proxy will not limit your right to vote at the Annual Meeting if you later decide to attend in person. If your shares are held in street name, you must obtain a proxy, executed in your favor, from the holder of record in order to be able to vote at the meeting. If you are a stockholder of record, you may revoke your proxy at any time before the meeting either by filing with the Secretary of the Company, at its principal executive offices, a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and expressing a desire to vote your shares in person. All shares entitled to vote and represented by properly executed proxies received prior to the Annual Meeting, and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies. If no instructions are indicated on a properly executed proxy, the shares represented by that proxy will be voted as recommended by the Board of Directors.

Only holders of record of the Company’s common stock at the close of business on June 3, 2005 will be entitled to vote at the Annual Meeting on the proposals described in this Proxy Statement. On that date, there were [            ] shares of common stock outstanding. Each holder of record is entitled to one vote for each share of common stock held on all matters to come before the meeting. Stockholders may not cumulate votes in the election of directors.

If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the meeting to another time or place in order to solicit additional proxies in favor of the nominees of the Board of Directors, the persons named as proxies and acting thereunder will have discretion to vote on these matters according to their best judgment to the same extent as the person delivering the proxy would be entitled to vote. At the date this proxy statement went to press, we did not know of any other matter to be raised at the Annual Meeting.

The five nominees for election as Directors who receive the most votes “for” election will be elected. Approval of each of the amendments to our 1998 Stock Option Plan and ratification of the appointment of our independent registered public accounting firm will each require an affirmative vote of the majority of the shares of common stock present or represented at the annual meeting.

The presence, in person or by proxy, of a majority of the votes entitled to be cast by the stockholders entitled to vote at the Annual Meeting is necessary to constitute a quorum. Abstentions and broker non-votes will be included in the number of shares present at the Annual Meeting for determining the presence of a quorum. Abstentions will be counted toward the tabulation of votes cast on proposals submitted to stockholders and will have the same effect as negative votes, while broker non-votes will not be counted as votes cast for or against such matters. Broker non-votes occur when a broker holding customer securities in street name has not received voting instructions from the customer on certain “non-routine” matters, such as approval of amendment of our 1998 Stock Option Plan and, therefore, is barred by the rules of the applicable securities exchange from exercising discretionary authority to vote those securities. Brokers may vote their clients’ shares on routine matters, such as the election of directors and the ratification of the Company’s independent registered public accounting firm.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Company’s Bylaws state that the Board of Directors initially shall consist of seven members, which number may be changed from time to time by resolution of the Board. The number of Board members currently is set at five, and there currently are five Board members.

At the recommendation of the Compensation and Nominating Committee, the Board of Directors proposes the election of the following nominees as Directors:

Steven M. Besbeck

César M. García

Michael D. Matte

Dr. Richard G. Nadeau

Richard H. Williams

Dr. Thomas F. Kelley, a Director of the Company since 1996, decided not to stand for re-election as a Director at the Annual Meeting and resigned from the Board of Directors effective May 2, 2005.

Each of the Directors elected at the Annual Meeting will serve until the Annual Meeting of Stockholders to be held in 2006 or until such Director’s successor has been duly elected and qualified or until such Director has otherwise ceased to serve as a Director. To the Company’s knowledge, each nominee is, and will be, available to serve.

Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees named above. If any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting, the proxies will be voted for such other nominee(s) as shall be designated by the then current Board of Directors to fill any vacancy. The Company has no reason to believe that any nominee will be unable or unwilling to serve if elected as a Director.

The principal occupation and certain other information about the nominees and certain executive officers are set forth on the following pages.

THE BOARD OF DIRECTORS AND COMPENSATION AND NOMINATING COMMITTEE UNANIMOUSLY RECOMMEND A VOTE “FOR” THE ELECTION OF THE NOMINEES LISTED ABOVE.

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information with respect to directors, nominees, and other executive officers of the Company as of May 2, 2005:

Name	Age	Position with the Company
Nominees for Director:
Richard H. Williams	68	Chairman of the Board
Steven M. Besbeck	57	Director
Michael D. Matte	46	Director
Richard G. Nadeau	69	Director
Cesar M. Garcia	52	Chief Executive Officer, President and Director

Retired Director:
Dr. Thomas F. Kelley	72	Director

Other Executive Officers:
Martin G. Paravato	63	Chief Financial Officer and Corporate Secretary
Robert A. Mello	51	Corporate Vice President and President of StatSpin
Kenneth R. Castleman	63	President of Advanced Digital Imaging Research, LLC

Board of Director Nominees

Richard H. Williams. Richard H. Williams was appointed a director in June 2003 and was elected Chairman of the Board in March 2004. Mr. Williams, an experienced businessman and entrepreneur, has served as a consultant to many emerging growth companies since 1980. In 1994, Mr. Williams became a director and helped structure, finance and take public InTime Systems International, a Nasdaq listed software company, selling human resource payroll products to Fortune 1000 companies. The company was sold to Aris Corporation in July 1998. In 1988, Mr. Williams purchased Restor Industries, a telecommunications service company, with a group of investors. Mr. Williams was appointed Chairman and Chief Executive Officer and, after several acquisitions, took Restor public. Previously, he was Chairman and Chief Executive Officer of several private companies, including an oil and gas exploration company and a telecommunications engineering service company in the U.S. and Taiwan. From 1970 to 1980, he was Vice President of a $100 million consumer product division of Pfizer Inc. Mr. Williams holds a B.S. in Business and Finance from New York University.

Steven M. Besbeck. Steven M. Besbeck has served as a director since 1990. He is President, Chief Executive Officer and Chief Financial Officer of Creative Computer Applications, Inc., positions he has held since 1983, as well as one of its directors since 1980. Creative Computer Applications, a publicly traded company (AMEX: CAP), designs, develops, services and markets clinical information systems for laboratory, pharmacy and radiology departments in hospitals, clinics and other healthcare providers. Prior to that, Mr. Besbeck was a director, President and Chief Executive Officer of American Cytogenetics, Inc., a provider of specialty clinical laboratory services from 1975 through 1983. Mr. Besbeck holds a B.S. in Finance from California State University, Long Beach.

Michael D. Matte. Michael D. Matte was appointed a director in January 2004. Mr. Matte has served as Cyberguard Corporation’s Chief Financial Officer since 2001. From 1981 to 1992, he was employed by Price Waterhouse as a senior audit manager. From 1992 to 1998, he served as Chief Financial Officer for InTime Systems International, and from 1998 to 2001, he served as Chief Financial Officer for AmeriJet International. Mr. Matte is a Certified Public Accountant and holds a B.S. in Accounting from Florida State University.

Richard G. Nadeau, Ph.D. Richard G. Nadeau was appointed a director in January 1999 when the Board was enlarged from four to five members. He is Founder and Chairman of Vistair Ventures, a company he founded in 1984 that funds small businesses during their seed phase primarily in the high technology fields.

Concurrently, Dr. Nadeau held senior positions with various IVD equipment companies, including Chairman and Chief Executive Officer of Cytometrics, Inc., President and Chief Executive Officer of EM Diagnostic Systems, Inc., Senior Vice President and Chief Technical Officer of Technicon Instrument Corporation, President of the Diagnostics Division (North America) of Technicon Instrument Corporation, President of Ortho Diagnostics, Inc., a subsidiary of Johnson & Johnson, Inc., and Worldwide Marketing Manager for the Automatic Clinical Analysis Division of E.I. DuPont de Nemours & Co Cytometrics, Inc. was liquidated under Chapter 7 of the U.S. Bankruptcy Code in 2001. He currently serves on the Board of Directors for the Advanced Medical Technology Association. Dr. Nadeau is a former President of the National Committee for Clinical Laboratory Standards and former Board Member of the European Committee for Clinical Laboratory Standards. Dr. Nadeau is a Fellow in the National Academy of Clinical Biochemistry. He earned his B.S. in pre-Med and M.S. in Biochemistry at the University of New Hampshire and his Ph.D. in Biochemistry at West Virginia University.

Cesar M. Garcia. Cesar M. Garcia joined the company in January 2002 as Executive Vice President and was appointed President in June 2003 and Chief Executive Officer and a director in November 2003. Mr. Garcia has nearly 30 years of experience in medical device manufacturing. Prior to joining IRIS, Mr. Garcia was Sr. Vice President, Operations and Program Management for Cytometrics Inc., an early stage manufacturer of non-invasive, photonics-based medical devices. From 1994 to 1998, he was Vice President of Operations and Engineering at Datascope Corp., which manufactures medical devices for interventional cardiology, anesthesiology and critical care monitoring. From 1974 to 1994, Mr. García worked with Bayer assuming positions of increased responsibility including General Manager of Technicon Electronics Corp., a subsidiary of Bayer USA and Director of Worldwide Hematology Manufacturing and Cellular Diagnostics Research and Development. Mr. García earned his B.S. in Industrial Engineering (Cum Laude) at the University of Puerto Rico and received an Advanced Management Certificate from Pace University.

Retired Director

Thomas F. Kelley, Ph.D. Thomas F. Kelley was appointed a director in March 1996 and elected to his first three-year term in June of that year. Until February 1998, he was also a Vice President of the Company and the General Manager of StatSpin. Dr. Kelley was Chief Executive Officer of Imagepath Systems, Inc. an IVD imaging systems integrator from 1996 through 2001. From 1982 to the time of its acquisition by IRIS International, he was President and Chairman of the Board of StatSpin. Prior to founding StatSpin, Dr. Kelley was employed by Instrumentation Laboratory, Inc., in roles of Director of Market Development and Director of Applied Research, among others. Dr. Kelley received his B.A. and M.A. in Biology from Boston University, and his Ph.D. in Biochemistry from Brown University.

Other Executive Officers

Martin G. Paravato. Martin G. Paravato joined IRIS in January 2004 and is Chief Financial Officer and Corporate Secretary. Mr. Paravato has 29 years of experience in public accounting. From 1980 to 1996, he was a partner at BDO Seidman, LLP, an international accounting firm, where he specialized in servicing publicly held companies. From 2000 to 2003, Mr. Paravato was Chief Financial Officer of TDK Mediactive, a video game publisher. From 1996 to 2000, Mr. Paravato also held senior financial positions with a publicly traded quick service food restaurant chain, an international courier package delivery company and a privately held telecommunications company. Mr. Paravato holds a B.S. in Accounting from California State University, Northridge and is a Certified Public Accountant and a member of the American Institute and California Societies of CPAs.

Robert A. Mello. Robert A. Mello joined IRIS in April 2000 and is Corporate Vice President and President of the StatSpin division. Mr. Mello has 27 years of experience in medical device manufacturing, service, marketing and engineering. From 1988 to April 2000, he was an executive with bioMerieux, which designs, manufactures and markets medical instruments and consumables for immunodiagnostic and microbiology laboratories worldwide. Most recently, Mr. Mello was bioMerieux’s Vice President of Operations at their facility in the Boston area. Before that, he was Vice President of Disposables Manufacturing at bioMerieux’s clinical microbiology facility. Prior to joining bioMerieux, he held senior management positions with Medical & Scientific Designs and Ortho Diagnostics Inc., a division of Johnson & Johnson. Mr. Mello holds degrees in both Electrical Engineering and Business Management and has global experience in the IVD market.

Kenneth R. Castleman. Kenneth R. Castleman founded Perceptive Systems, Inc. (PSI), the predecessor company to ADIR and currently serves as President of ADIR. PSI developed imaging instruments for cytogenetics, introducing many innovations into the field. When the Company acquired PSI in 1996, Dr. Castleman headed this newly created division, and in March 2000, he continued to head the research and development division of PSI, named Advanced Digital Imaging Systems, LLC, following the sale by the Company of substantially all of the other assets of PSI. From 1970 to 1985 he was a Senior Scientist at NASA’s Jet Propulsion Laboratory, where he developed digital imaging techniques for a variety of medical applications. During that period he was also a Lecturer at Caltech, and a Research Fellow at USC and at UCLA. He currently serves on advisory boards at the National Institutes of Health, The University of Texas, Carnegie-Mellon University, and the FBI. Dr. Castleman holds Bachelors, Masters, and Ph.D. degrees in electrical engineering from the University of Texas at Austin and is a member of the National Space Association’s Space Technology Hall of Fame.

The Board and Board Committees

The Board. Each of our directors other than Mr. Garcia qualifies as “independent” in accordance with the applicable rules for companies whose securities are traded on The Nasdaq Stock Market (“NASDAQ”). As further required by the NASDAQ rules, the Board has made a subjective determination as to each independent director that no relationships exist which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

The Board of Directors held nine general meetings during fiscal 2004. The Board of Directors also acted on four occasions by unanimous written consent during fiscal 2004. Each current director attended at least 75% of all the meetings of the Board of Directors and those committees on which he served in fiscal 2004. While the Company has not established a policy with respect to members of the Board of Directors attending annual meetings, directors are generally in attendance at the annual meeting of stockholders. The Board of Directors regularly maintains an audit and corporate governance committee and a compensation and nominating committee, and establishes special committees from time to time to perform specifically delegated functions.

Audit and Corporate Governance Committee. The Audit and Corporate Governance Committee currently consists of Steven M. Besbeck, Richard H. Williams, Michael Matte and Richard G. Nadeau. The role and responsibilities of the Committee are set forth in a written charter adopted by the Board and approved by the Committee, a copy of which is attached to this Proxy Statement. The Committee approves the engagement of the independent registered public accounting firm, reviews the scope of the audit to be conducted by the independent registered public accounting firm and meets at least quarterly with the independent registered public accounting firm and our Chief Financial Officer to review matters relating to our financial statements, our accounting principles and our system of internal accounting controls. The Committee reports its recommendations as to the approval of our financial statements to the Board of Directors.

The Audit and Corporate Governance Committee also reviews and make recommendations regarding the functioning of the Board of Directors as an entity, recommends corporate governance principles applicable to the Company and assists the Board of Directors in its reviews of the performance of the Board and each of its committees.

As required by NASDAQ rules, the members of the Audit and Corporate Governance Committee each qualify as “independent” under special standards established by the U.S. Securities and Exchange Commission for members of audit committees. The Committee also includes at least one independent member who is determined by the Board to meet the qualifications of an “audit committee financial expert” in accordance with SEC rules, including that the person meets the relevant definition of an “independent director.” Messrs. Besbeck and Matte are the independent directors who have been determined to be an audit committee financial expert. The Board has also determined that each Committee member has sufficient knowledge in reading and understanding the Company’s financial statements to serve on the Audit and Corporate Governance Committee. The Committee held six meetings during fiscal 2004. The Committee operates pursuant to a written charter.

Compensation and Nominating Committee. The Compensation and Nominating Committee currently consists of Richard H. Williams, Steven M. Besbeck, and Richard G. Nadeau. Dr. Thomas F. Kelley also served on the Committee during 2004 and until his retirement from the Board on May 2, 2005. The Committee is responsible for considering and making recommendations to the Board of Directors regarding executive compensation and is responsible for administering the Company’s stock option plans and executive incentive compensation.

The Compensation and Nominating Committee also is responsible for considering and approving nominations for candidates for director, including determining the appropriate qualifications and experience required of such candidates, and related matters. The members of the Committee are all independent directors within the meaning of the applicable NASDAQ rules. The Committee operates pursuant to a written charter. The Committee held six meetings during fiscal 2004.

In carrying out its function to nominate candidates for election to the Board of Directors, the Compensation and Nominating Committee considers the mix of skills, experience, character, commitment, and diversity of background, all in the context of the requirements of the Board of Directors at that point in time. The Committee believes that each candidate should be an individual who has demonstrated integrity and ethics in such candidate’s personal and professional life, has an understanding of elements relevant to the success of a publicly-traded company and has established a record of professional accomplishment in such candidate’s chosen field. Each candidate should be prepared to participate fully in Board activities, including attendance at, and active participation in, meetings of the Board of Directors, and not have other personal or professional commitments that would, in the Committee’s judgment, interfere with or limit such candidate’s ability to do so. The Committee has no stated specific, minimum qualifications that must be met by a candidate for a position on our Board of Directors.

In evaluating candidates for certain Board positions, the Committee evaluates additional criteria, including the following: financial or accounting expertise, industry expertise, accomplishment in designing, marketing, manufacturing and distributing medical instruments and other experience relevant to the medical industry and public companies of a size comparable to the Company; and experience in investment banking, commercial lending or other financing activities. The Committee also considers previous performance of candidates that are or have been Board members.

The Compensation and Nominating Committee’s methods for identifying candidates for election to the Board of Directors (other than those proposed by our stockholders, as discussed below) include the solicitation of ideas for possible candidates from a number of sources—members of the Board of Directors; our executives; individuals personally known to the members of the Board of Directors; and other research. The Committee may also from time to time retain one or more third-party search firms to identify suitable candidates.

An IRIS stockholder may nominate one or more persons for election as a director at an annual meeting of stockholders if the stockholder complies with the notice, information and consent provisions contained in the Company’s Bylaws. Stockholders who desire the Compensation and Nominating Committee to consider a candidate for nomination as a director at the 2006 annual meeting must submit advance notice of the nomination to the Committee a reasonable time prior to the mailing date of the proxy statement for the 2006 annual meeting.

The recommendation should be addressed to our Secretary. A stockholder’s notice of a proposed nomination for director to be made at an annual meeting must include the following information:

•	the name and address of the stockholder proposing to make the nomination and of the person or persons to be nominated;

•	a representation that the holder is a stockholder entitled to vote his or her shares at the annual meeting and intends to vote his or her shares in person or by proxy for the person or persons nominated in the notice;

•	a description of all arrangements or understandings between the stockholder(s) supporting the nomination and each nominee;

•	any other information concerning the proposed nominee(s) that the Company would be required to include in the proxy statement if the Board of Directors made the nomination; and

•	the consent of the nominee(s) to serve as director if elected.

Director Compensation

In 2004, the Company adhered to its existing policy of paying an annual cash retainer to non-employee directors. Effective April 1, 2004 the Chairman of the Board is paid $60,000 per year and the other non-employee directors are paid $30,000 per year for normal, routine services as Board members. The non-employee directors also received a travel fee of $500 per day when attending Board meetings, which amount was increased to $1,000 effective April 1, 2005. Additional compensation in the amount of $10,000 was paid to the Chairman of the Audit and Corporate Governance Committee and additional compensation in the amount of $5,000 is paid to the Chairman of the Compensation and Nominating Committee. During 2004, Mr. Williams was paid $57,500, Mr. Besbeck was paid $38,500, Dr. Nadeau was paid $37,750, Dr. Kelley was paid $37,000, and Mr. Matte was paid $35,000, for their services as directors during that year. The Company awarded Mr. Williams stock options to purchase 30,000 shares of common stock and each of the other non-employee directors were granted stock options to purchase 17,500 shares of common stock in 2004. Mr. Williams also received a $15,000 benefit from participation in the Company’s Employee Stock Purchase Plan. All directors were reimbursed for any expenses incurred by them related to attendance at meetings of the Board, or committees of the Board or our Annual Stockholders Meeting.

Compensation Committee Interlocks and Insider Participation.

During 2004, Richard H. Williams, Steven M. Besbeck, Thomas F. Kelley, and Richard G. Nadeau served on the Compensation and Nominating Committee. None of these Committee members were officers or employees of the Company during 2004, and were independent directors pursuant to applicable NASDAQ rules. Dr. Kelley served as a Vice President of the Company and the General Manager of StatSpin until February 1998. During 2004, none of our executive officers served on the compensation committee (or equivalent), or the board of directors, of another entity whose executive officer(s) served on our Compensation and Nominating Committee or Board of Directors.

Code of Ethics

We have adopted a Code of Ethical Conduct that applies to the Company’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as well as to our other employees and directors generally. A copy of our Code of Ethical Conduct will be made available to any person without charge upon written request to the Secretary of the Company, at the Company’s principal executive offices, 9172 Eton Avenue Chatsworth, California 91311.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under Section 16(a) of the Securities Exchange Act of 1934, the Company’s directors and officers and its significant stockholders (defined by statute as stockholders beneficially owning more than 10% of the common stock) are required to file with the Securities and Exchange Commission and the Company reports of ownership, and changes in ownership, of common stock. Based solely on a review of the reports received by it, the Company believes that, during the year ended December 31, 2004, all of its officers, directors and significant stockholders complied with all applicable filing requirements under Section 16(a), except that each of the directors and officers were late by a few days in filing one Form 4 to report stock option grants, and Mr. Mello was late in reporting on one Form 4 the sale of common stock in the open market.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth, as to the Chief Executive Officer, and as to each of the other most highly compensated officers whose compensation exceeded $100,000 during the last fiscal year (the “Named Executive Officers”), information concerning all compensation paid for services to the Company in all capacities for each of the three years ended December 31 indicated below.

	Annual Compensation					Long-Term Compensation	All Other Compensation(3)
Name and Principal Positions	Year(1)	Salary	Bonus	Other Annual Compensation(2)		Number of Shares Underlying Options
Cesar M. Garcia President and Chief Executive Officer (4)	2004 2003 2002	$250,143 246,492 220,300	$125,000 100,000 100,000	$6,086 18,685 0	(5) (7)	60,000 165,000 120,000	$3,550 3,400 1,320	(6) (6) (6)

Martin G. Paravato Corporate Vice President, Chief Financial Officer and Secretary	2004	$195,454	40,000	$14,720	(8)	90,500	$1,200	(9)

Bernard M. Alfano Corporate Vice President of Global Sales	2004 2003	$162,794 142,003	$40,000 5,000	0 0		15,000 24,500	2,403 1,867	(10) (10)

Robert A. Mello Corporate Vice President and President of StatSpin, Inc.	2004 2003 2002	$182,078 191,039 161,570	$50,000 30,000 35,000	0 0 10,000	(6)	26,500 40,000 25,000	$2,968 2,900 2,810	(11) (11) (11)

Kenneth R. Castleman President of Advanced Digital Imaging Research, LLC	2004 2003 2002	200,962 185,648 189,810	0 0 0	0 0 0		0 5,000 10,000	2,866 2,700 2,729	(12) (12) (12)

(1)	Information is provided only for those years in which the individual served as an executive officer.

(2)	Other Annual Compensation consists of (a) the dollar value of the difference between the price paid for common stock purchased under the Company’s Employee Stock Purchase Plan and the fair market value of such shares on the date of purchase (“ESPP benefits”), (b) automobile allowances and (c) temporary housing allowances. It does not include the value of perquisites because the aggregate value of perquisites did not exceed the lesser of $50,000 or 10% of any named executive officer’s salary and bonus for the applicable years.

(3)	All Other Compensation consists of (a) premiums paid for term life insurance for the benefit of executive officers (“life insurance premiums”) and (b) matching contributions to the Company’s 401(k) plan for the benefit of executive officers (“401(k) matching contributions”).

(4)	Cesar Garcia was appointed President and Chief Operating Officer on June 12, 2003 and Chief Executive Officer on November 17, 2003. Prior to June 12, 2003, Mr. Garcia was an Executive Vice President.

(5)	Consists entirely of a automobile benefit.

(6)	Consists of $1,500, $1,400 and $1,320 for life insurance premiums plus $2,050, $2,000 and $0 in 401(k) matching contributions for 2004, 2003 and 2002.

(7)	Consists of a housing allowance.

(8)	Consists entirely of ESPP benefits.

(9)	Consists entirely of life insurance premiums.

(10)	Consists of $555 and $450 for life insurance premiums plus $1,848 and $1,417 in 401(k) matching contributions for 2004 and 2003.

(11)	Consists of $1,071, $900 and $900 for life insurance premiums plus $2,541, $2,000 and $1,910 in 401(k) matching contributions for 2004, 2003 and 2002.

(12)	Consists of $856, $844 and $831 for life insurance premiums plus $2,000, $1,856 and $1,898 in 401(k) matching contributions for 2004, 2003 and 2002.

Option Grants in Last Fiscal Year

The following table sets forth certain information regarding stock option grants during fiscal year 2004 to the Named Executive Officers.

	Number of Shares Underlying Options	Percent of Total Options Granted to Employees in Fiscal Year(1)		Exercise Price		Expiration Date	Potential Realizable Value at Assumed Annual Percentage Rates of Stock Price Appreciation Per Option Term(2)
Name							5%		10%
Cesar M. Garcia	60,000	14.0%			$8.58	12/10/09	$ $	323,755 275,141	$ $	820,459 697,262
Martin G. Paravato	70,000 20,500	16.3 4.8	% %	$ $	6.25 8.58	1/05/09 12/10/09	$ $	275,141 110,616	$ $	697,262 280,323
Bernard M. Alfano	15,000	3.5%			$8.58	12/10/09		$80,939		$205,115
Robert A. Mello	26,500	6.2%			$8.58	12/10/09		$142,992		$362,369

(1)	Options covering an aggregate of 428,200 shares were granted to employees during fiscal 2004.

(2)	Based on the assumption that the market price of the underlying shares of common stock appreciate in value from the date of grant to the date of expiration at the annualized rates indicated. These rates are hypothetical rates mandated by the Securities and Exchange Commission, and the Company does not make any representations regarding future appreciation in the market price of the common stock.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

The following table sets forth, for each of the Named Executive Officers, certain information regarding the exercise of stock options during fiscal 2004, the number of shares of common stock underlying stock options held at fiscal year-end and the value of options held at fiscal year-end based upon the last reported sales price of the common stock on The Nasdaq Stock Market on December 31, 2004 ($9.75 per share).

Name	Shares Acquired On Exercise	Value Realized	Number of Shares Underlying Unexercised Options at Fiscal Year End Exercisable/Unexercisable	Value of Unexercised In-The-Money Options at Fiscal Year End(1) Exercisable/Unexercisable
Cesar M. Garcia	15,000	$32,550	170,000 / 160,000	$1,128,500 / $611,200
Martin G. Paravato	0	0	36,667 / 53,833	$128,335 / $140,651
Bernard M. Alfano	0	0	30,167 / 33,833	$178,434 / $183,716
Robert A. Mello	0	0	105,707 / 61,793	$773,764 / $191,923
Kenneth R. Castleman	0	0	59,000 / 5,000	$457,514 / $ 33,700

Employment Contracts, Termination of Employment and Change in Control Agreements

The Company has entered into an employment agreement dated November 17, 2003, with Cesar Garcia, the Company’s President and Chief Executive Officer. Pursuant to his employment agreement, Mr. Garcia initially received a salary of $250,000 per year, which amount was increased by the Board of Directors to $275,000 effective January 1, 2005. Upon execution of the employment agreement, Mr. Garcia was granted a stock option to purchase 150,000 shares of the Company’s Common Stock at an exercise price based on the then fair market value. The agreement provides for four (4) weeks vacation and the use of a Company automobile. The agreement also provides for 18 months’ severance if Mr. Garcia is terminated without cause.

The Company has entered into an employment agreement with Martin G. Paravato, the Company’s Chief Financial Officer and Corporate Secretary, dated January 1, 2004. Pursuant to his employment agreement, Mr. Paravato initially received a salary of $200,000 per year, which amount was increased by the Board of Directors to $215,000 effective January 1, 2005. Upon execution of the employment agreement, Mr. Paravato was granted stock options to purchase 70,000 shares of the Company’s Common Stock at an exercise price based on the then fair market value. The agreement provides for four (4) weeks vacation. The agreement also provides for 12 months’ severance if Mr. Paravato is terminated without cause.

Equity Compensation Plan Information

The following table sets forth certain information as of December 31, 2004 regarding equity compensation plans (including individual compensation arrangements) under which our equity securities are authorized for issuance:

Plan Category	Number of securities to be issued upon exercise of outstanding options and rights	Weighted average exercise price of outstanding options and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	1,989,000	$4.23	120,000
Equity compensation plans not approved by security holders	275,000	$2.08	34,000

Total	2,264,000	$3.97	154,000

Material Features of Equity Compensation Plans not Approved by Stockholders

Equity compensation plans not approved by security holders are summarized as follows:

1997 Nonstatutory Stock Option Plan. The 1997 Nonstatutory Stock Option Plan was adopted by the Board of Directors in 1997, and authorizes the issuance of options to purchase up to 600,000 shares of the Company’s common stock. The l997 Plan is administered by the Company’s Compensation and Nominating Committee.

During 2002, the Company issued inducement options to two individuals to purchase up to an aggregate of 290,000 shares of the Company’s common stock at an average exercise price of $2.51 per share, which stock options expire in January, 2008. At the time these options were granted, no additional shares were available for award under the l998 Stock Option Plan. At December 31, 2004, inducement options to purchase 130,000 shares of common stock remain outstanding.

Certain Relationships and Related Party Transactions

Except as disclosed elsewhere in this Proxy Statement, neither the nominees for election as directors of the Company, the directors or senior officers of the Company, nor any stockholder owning more than five percent of the issued shares of the Company, nor any of their respective associates or affiliates, had any material interest, direct or indirect, in any material transaction to which the Company was a party during fiscal 2004, or which is presently proposed.

REPORT OF COMPENSATION AND NOMINATING COMMITTEE

The Compensation and Nominating Committee of the Board of Directors is primarily responsible for determining the annual salaries and other compensation of executive officers and administering the Company’s stock option and stock purchase plans. During fiscal 2004, the Committee was comprised of four members, all of whom were independent directors pursuant to applicable NASDAQ rules. In connection with its deliberations, the Committee seeks the views of the Chief Executive Officer with respect to appropriate compensation levels of the other officers.

Compensation Philosophy

The Compensation and Nominating Committee believes that the Company’s future success depends in large part on retaining and motivating its executive officers. As a result, the Compensation and Nominating Committee has adopted a general approach of compensating executives with cash salaries commensurate with the experience and expertise of the executive and competitive with median salaries paid to executives at comparable companies. To reward executives for their contributions to the achievement of Company-wide performance goals, incentive bonus awards are established at a level designed to ensure that when such payouts are added to the executive’s base salary, the total compensation for above-average performance will exceed the average compensation level at comparable companies. In addition, to align its executives’ compensation with the Company’s business strategies, values and management initiatives, both short and long term, executive officers are provided with long-term performance incentives. It is the Company’s policy to encourage share ownership through the grant of stock option awards and stock purchases under the Employee Stock Purchase Plan.

The Compensation and Nominating Committee also considers the compensation levels of executive officers at other publicly traded and private companies. The Compensation and Nominating Committee has collected information regarding compensation levels at other companies over the last several years from a variety of sources, including proxy statements and compensation reports and surveys published or prepared by respected consulting firms. Using this information, the Compensation and Nominating Committee generally establishes base compensation levels (including stock options) comparable to the median compensation levels of their counterparts at comparable companies.

Compensation Elements

The Company’s compensation package for executive officers consists of a base salary, performance-based cash bonuses and stock options. The executive officers are also eligible to participate in most of the Company’s employee benefit plans.

Base Salaries. Base salaries are initially targeted at average levels of comparable companies and then adjusted based on an assessment of individual performance and contributions.

Management Incentive Bonus Plan. The Company has a Management Incentive Bonus Plan (MIBP) to reward participants with cash bonuses for their contributions to the achievement of Company-wide performance goals. Most officers of the Company and certain other key employees selected by the Compensation and Nominating Committee participate in the MIBP. MIBP payouts are established at a level designed to ensure that when such payouts are added to a participant’s base salary, the total compensation for above-average performance will exceed the average compensation level at comparable companies. Awards are generally made only to MIBP participants when their division of the Company, or the Company as a whole, exceeds planned operating income goals. However, certain Executive Officers are occasionally awarded bonuses based on attaining personal objectives set by the Compensation and Nominating Committee and/or the Chief Executive Officer.

Stock Option Plans. The Company uses stock option plans to provide employees with an opportunity to share with the stockholders in the long-term performance of the Company. The Compensation and Nominating

Committee generally grants stock options on a periodic basis to all eligible employees. Grants are also made to certain employees upon commencement of employment and, occasionally, following a significant change in job responsibility, scope or title or a particularly noteworthy achievement. Beginning in 2002, stock options generally have a four-year vesting schedule and expire five years from the date of grant. The exercise price is generally 100% of the market value of a share of Common Stock at the time of the grant.

The Compensation and Nominating Committee has established general guidelines for determining the size of periodic stock option grants based upon several factors, including the salary and performance of the recipient and the market price of the Common Stock at the time of grant. The size of the grants are targeted at competitive levels.

Employee Stock Purchase Program. The Company maintains a stock purchase plan that permits all employees to purchase shares of Common Stock at a discount of 50% from the then current market price. Employees may invest up to 15% of their total compensation and must hold the shares for one year. If the employee resigns from the Company or is terminated for cause during the holding period, the Company may repurchase the shares at the employee’s original purchase price. The Company’s right to repurchase the shares automatically terminates under certain circumstances such as a sale of the Company.

Compensation of Chief Executive Officer

The Company’s compensation of the current Chief Executive Officer has been determined by a negotiated arms’ length agreement between the Company and the Chief Executive Officer largely based on market factors. The Compensation and Nominating Committee also awarded Mr. Garcia, the current Chief Executive Officer, a $125,000 cash bonus for 2004 based on (1) continuing improvement of the market value of the Company, (2) initiatives taken to direct the Company and (3) the achievement of extraordinary accomplishments (not directly affecting operating earnings or stock value).

Compensation of Other Executive Officers

The Compensation and Nominating Committee considered various factors to determine any additional compensation for other Executive Officers. These factors include (1) the continuing improvement of the market value of the Company, (2) evaluations and recommendations of the Chief Executive Officer, (3) initiatives taken over and above the regular duties of the other Executive Officers, and (4) the achievement of extraordinary accomplishments (which may or may not affect operating earnings or stock value).

Based on these factors, Mr. Paravato, the current Chief Financial Officer was awarded a $40,000 bonus for 2004 and Mr. Mello, the Corporate Vice President and President of the StatSpin division was awarded a cash bonus of $50,000 for 2004 under the MIBP.

COMPENSATION AND NOMINATING COMMITTEE

Dr. Richard G. Nadeau (Chairman)

Richard H. Williams

Mr. Steven M. Besbeck

Dr. Thomas F. Kelley

REPORT OF AUDIT AND CORPORATE GOVERNANCE COMMITTEE

The Audit and Corporate Governance Committee reviews the Company’s financial reporting process on behalf of the Board of Directors. The Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, the evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. During the year ending December 31, 2004, the Audit and Corporate Governance Committee consisted of Mr. Steven M. Besbeck (Chairman), Dr. Richard G. Nadeau, Richard H. Williams and Michael D. Matte.

In this context, the Committee has met and held discussions with management and the independent auditors. Management represented to the Committee that the Company’s financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the financial statements with management and the independent auditors. The Committee reviewed with the independent auditors their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Committee under auditing standards generally accepted in the United States.

The Committee also discussed with the independent auditors other matters required under Statement of Auditing Standards No. 61 (Communication with Audit Committees).

The Committee has discussed with the independent auditors their independence from the Company and its management, including the matters in the written disclosures required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees). The Committee has also considered whether the independent auditors’ provision of other non-audit services to the Company is compatible with the auditors’ independence.

The Committee discussed with the independent auditors the overall scope and plans for their audit.

In reliance on the reviews and discussions to which reference is made above, the Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004, for filing with the Securities and Exchange Commission. The Committee and the Board also have recommended the selection of the Company’s independent auditors.

AUDIT AND CORPORATE GOVERNANCE COMMITTEE

Mr. Steven M. Besbeck (Chairman)

Dr. Richard G. Nadeau

Mr. Richard H. Williams

Mr. Michael D. Matte

FEES PAID TO INDEPENDENT AUDITORS

The following table sets forth fees for services paid to BDO Seidman, LLP, our independent registered public accounting firm, for the fiscal years ended December 31, 2003 and 2004:

	2004	2003
Audit Fees (1)	$491,510	$119,764
Audit-related fees (2)	39,250	19,678
Tax fees (3)	68,385	51,575
All other fees (4)	—	—

Total	$599,145	$191,017

(1)	Represents fees for professional services provided in connection with the audit of our annual financial statements and review of our quarterly financial statements.

(2)	During 2004 and 2003, we incurred fees for assurance services in connection with the audit of our 401 Plan and audit related services in connection with filing a Registration Statement on Form S-3.

(3)	Represents fees in connection with preparation of our federal and state tax returns.

(4)	During 2004 and 2003, we did not incur any other fees related to other services provided.

The Audit and Corporate Governance Committee administers the Company’s engagement of BDO Seidman, LLP and pre-approves all audit and permissible non-audit services on a case-by-case basis. In approving non-audit services, the Audit and Corporate Governance Committee considers whether the engagement could compromise the independence of BDO Seidman, LLP, and whether for reasons of efficiency or convenience it is in the best interest of the Company to engage its independent auditor to perform the services.

Our Audit and Corporate Governance Committee has determined that the provision of non-audit services by BDO Seidman, LLP is compatible with maintaining BDO Seidman’s independence, and none of such services were pre-approved pursuant to the de minimis exception provided in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934.

Generally, the Audit and Corporate Governance Committee approves in advance audit and non-audit services to be provided by BDO Seidman. In other cases, in accordance with Rule 2-01(c)(7) of Securities and Exchange Commission Regulation S-X, the Audit and Corporate Governance Committee has delegated pre-approval authority to the Chairman of the Audit and Corporate Governance Committee for matters which arise or otherwise require approval between regularly scheduled meetings of the Audit and Corporate Governance Committee, provided that the Chairman reports such approvals to the Audit and Corporate Governance Committee at the next regularly scheduled meeting of the Audit and Corporate Governance Committee.

FIVE-YEAR STOCK PRICE PERFORMANCE COMPARISON

The following graph and table compare the cumulative total return on the Company’s Common Stock with the cumulative total return (including reinvested dividends) of the Standard & Poor’s 500 Index (S&P 500), the NASDAQ Medical Devices, Instruments and Supplies, Manufacturers and Distributors Stocks Index and the Standard & Poor’s Health Care Equipment Index for the five years ending December 31, 2004, assuming that the relative value of the Common Stock and each index was $100 on December 31, 1999. Amounts below have been rounded to the nearest dollar. The stock price performance on the following graph is not necessarily indicative of future stock price performance.

	Calendar Year Ending December 31,
	1999	2000	2001	2002	2003	2004
IRIS	100	162	292	284	745	1,200
S&P 500 Index	100	91	80	62	80	89
NASDAQ Medical Devices Products Index	100	110	134	109	160	186
S&P HealthCare Equipment Index	100	147	139	122	161	181

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents information regarding the beneficial ownership of our common stock as of April 26, 2005:

•	each person who is known to us to be the beneficial owner of more than 5% of our outstanding common stock;

•	each of our directors and nominees;

•	the Named Executive Officers; and

•	all of our directors and executive officers as a group

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission that deem shares to be beneficially owned by any person who has or shares voting or investment power with respect to such shares. Shares of common stock under warrants or options currently exercisable or exercisable within 60 days of the date of this information are deemed outstanding for purposes of computing the percentage ownership of the person holding such warrants or options but are not deemed outstanding for computing the percentage ownership of any other person. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of common stock actually outstanding at April 26, 2005. Unless otherwise indicated, the persons named in this table have sole voting and sole investment power with respect to all shares shown as beneficially owned, subject to community property laws where applicable. Unless otherwise indicated, the address of each person listed is care of the Company, at 9172 Eton Avenue, Chatsworth, California 91311.

Name of Beneficial Owner	Number of Shares Beneficially Owned(1)	Percent of Class(2)
Richard H. Williams	132,876	*
Steven M. Besbeck	154,500	*
Richard G. Nadeau	159,254	*
Cesar M. Garcia	185,000	1.12%
Michael D. Matte	45,078	*
Thomas F. Kelley	219,056	1.32%
Martin G. Paravato	52,667	*
Robert A. Mello	115,167	*
Kenneth R. Castleman	63,053	*
The Pinnacle Fund, L.P. (3)	954,650	5.76%
Digital Imaging Technologies, Inc. (4)	853,040	5.20%
Directors and Executive Officers as a Group (9 persons)	1,126,650	6.50%

*	Less than 1%.

(1)	Includes warrants and options exercisable on or within 60 days of April 26, 2005 held by directors and executive officers as follows: Mr. Williams (46,000); Mr. Besbeck (146,500 shares), Dr. Nadeau (142,500 shares), Mr. Garcia (170,000 shares), Dr. Kelley (219,056), Mr. Paravato (36,667 shares), Mr. Mello (110,167 shares) and Dr. Castleman (61,500 shares).

(2)	Based on 16,416,391 shares of stock outstanding as of April 26, 2005.

(3)	The mailing address for The Pinnacle Fund, L.P. is Suite 240, 4965 Preston Park Blvd., Plano, Texas 75093. The number of shares beneficially owned by The Pinnacle Fund, L.P. includes 150,000 shares issuable upon the exercise of an outstanding warrant granted to The Pinnacle Fund, LP in the private placement transaction on April 22, 2004.

(4)	The mailing address for Digital Imaging Technologies, Inc. is 1900 St. James, Suite 700, Houston, Texas 77056. Digital Imaging Technologies, Inc. shares voting and dispositive power over these securities with Edward Randall, III.

PROPOSAL 2

APPROVAL OF AMENDMENT TO THE 1998 STOCK OPTION PLAN

TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR

ISSUANCE THEREUNDER FROM 2,900,000 TO 4,100,000

The Company believes that officers and other key employees should have a significant stake in the Company’s stock price performance under programs which link compensation to shareholder return. As a result, stock option grants are an integral part of the Company’s compensation program. The Company currently has less than 150,000 shares of common stock remaining under its existing stock option plans for future grants. Rather than adopting a new stock option plan at the present time, the Company proposes to increase the number of shares of Common Stock available for grant under the 1998 Stock Option Plan (the “1998 Plan”) from 2,900,000 shares to 4,100,000 shares, an increase of 1,200,000 shares. The Board of Directors adopted such an amendment to the 1998 Plan, subject to stockholder approval at the Annual Meeting. The stockholders are now being asked to approve this amendment.

The Company believes that the Company’s success depends in part on our ability to attract, retain and motivate key personnel. Granting options and other awards of equity securities to these individuals under the 1998 Plan is important in motivating and retaining these key individuals, especially in light of the significant competition from other companies for the same talented and qualified personnel. The Board does not believe the shares remaining available for award under the Company’s equity compensation plans is insufficient to meet the Company needs. Accordingly, the Board believes it is very important to approve the amendment to the 1998 Plan to provide the Company with additional equity securities to attract, retain and motivate key personnel and to align their long-term interests with those of the stockholders.

The essential features of the 1998 Plan, as proposed to be amended, are summarized below. The summary is qualified in its entirety by reference to the full text of the 1998 Plan, as proposed to be amended, which is attached as Appendix A to this Proxy Statement.

THE BOARD BELIEVES APPROVAL OF PROPOSAL 2 IS IN THE BEST INTEREST OF THE STOCKHOLDERS AND UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE AMENDMENT TO THE 1998 STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES ISSUABLE UNDER THE 1998 OPTION PLAN FROM 2,900,000 to 4,100,000.

PROPOSAL 3

APPROVAL OF AMENDMENT AND RESTATEMENT OF THE 1998 STOCK OPTION PLAN

TO PERMIT RESTRICTED STOCK PURCHASE AWARDS

The Company’s 1998 Stock Option Plan has been approved by the Company’s Board of Directors and stockholders. As described in Proposal 2 above, the Board of Directors has approved an amendment to the 1998 Plan to increase the number of shares available for awards under the plan from 2,900,000 to 4,100,000, and the increase is being submitted to the stockholders for approval. In addition, the proposes to amend and restate the 1998 Plan to allow for awards to of restricted stock purchase rights to eligible employees, officers, directors and consultants. The 1998 Plan currently allows only for stock option grants.

The Company believes that the flexibility of having the ability to grant of stock options, restricted stock purchase rights or combination of options and restricted stock is a more effective way to retain, reward and motivate selected employees and to align their interests with the interests of our stockholders on a long-term basis. The award of a restricted stock purchase right grants the recipient a right to purchase restricted shares of Common Stock for specified period, not to exceed thirty days from the grant date. The purchase price for the restricted stock is determined by the administrator of the plan, and is generally equal to 100% of the market value of the Common Stock at the time of grant. The shares are “restricted” and subject to restrictions on transfer and a substantial risk of forfeiture until they become vested in accordance with the vesting schedule. Historically, our employees have generally only been granted stock options as long-term equity compensation. Rather than adopting a new plan at the present time, the Company proposes to amend and restate the 1998 Plan to permit awards of restricted stock purchase rights in addition to the stock options. The stockholders are now being asked to approve the plan as so amended and restated.

The essential features of the 1998 Plan, as proposed to be amended, are summarized below. The summary is qualified in its entirety by reference to the full text of the 1998 Plan, as proposed to be amended and restated, which is attached as Appendix A to this Proxy Statement.

THE BOARD BELIEVES APPROVAL OF PROPOSAL 3 IS IN THE BEST INTEREST OF THE STOCKHOLDERS AND UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE 1998 PLAN TO PERMIT RESTRICTED STOCK PURCHASE AWARDS.

MATERIAL FEATURES OF THE 1998 STOCK OPTION PLAN

The following summary briefly describes the principal features of the 1998 Plan, as proposed to be amended and restated, and is qualified in its entirety by reference to the full text of the 1998 Plan, a copy of which is attached hereto as Appendix A in the form proposed.

General. The 1998 Plan provides for the granting of two types of options: (i) options intended to qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code and (ii) nonstatutory stock options. If Proposal 3 is approved by stockholders at the Annual Meeting, the 1998 Plan will also permit restricted stock purchase rights. The 1998 Plan does not permit the award of “phantom stock”, “stock appreciation rights” or other similar awards.

Shares Subject to Plan. On April 22, 2005, the Board approved a third amendment to the 1998 Option Plan, subject to stockholder approval, to increase the maximum number of shares of Common Stock authorized for issuance under the 1998 Option Plan from 2,900,000 to 4,100,000. In the event of any stock dividend, stock split, reverse stock split, re-capitalization, combination, reclassification, or similar change in our capital structure, appropriate adjustments will be made in the number and class of shares subject to the 1998 Plan and to any outstanding options, to the exercise price per share of any outstanding options, and in the Annual Grant Limit. If any outstanding option expires, terminates or is canceled, or any shares issued pursuant to restricted stock purchase awards are repurchased, such shares will be returned to the 1998 Plan and become available for future grant.

Administration. The 1998 Plan is administered by the Board of Directors, or the Board may delegate authority for administering the 1998 Plan to the Compensation Committee. If the Board delegates authority to the Compensation Committee, the 1998 Plan restricts membership on the Compensation Committee to directors that meet the definitions of both “non-employee directors” (as defined in the rules adopted by the Securities and Exchange Commission under Section 16 of the Securities Exchange Act of 1934) and “outside directors” (as defined in the regulations adopted by the Internal Revenue Service under Section 162 (m) of the Internal Revenue Code.) The Board establishes the terms and conditions of each option including, the number of shares covered by each option, the vesting period, exercise price, term and type of consideration to be paid upon exercise of each option, and whether an option is an incentive stock option or a nonstatutory stock option.

Eligibility. All employees, consultants, and directors of the Company and its subsidiaries are eligible to participate in the 1998 Plan. In addition, options may be granted to prospective employees, consultants, and directors who are also employees in connection with written offers of employment or engagement. While any eligible person under the 1998 Plan may be granted nonstatutory stock options or restricted stock purchase awards, only employees may be granted incentive stock options.

Terms and Conditions of Options. Each option granted under the 1998 Plan is evidenced by a written agreement that specifies the number of shares subject to the option together with all other applicable terms and conditions. The exercise price of incentive stock options granted under the 1998 Plan shall not be less than the fair market value of our Common Stock at the date of grant.

Generally, the exercise price of an option may be paid in cash, by check, or in cash equivalent, by tender of shares of our Common Stock owned by the optionee having a fair market value not less than the exercise price, by the assignment of the proceeds of a sale or loan with respect to some or all of the shares of Common Stock being acquired upon the exercise of the option, by means of a promissory note, by any other lawful consideration approved by the Board or by any combination of these. The Board may restrict the forms of payment permitted in connection with any option grant. Although the 1998 Plan provides for payment of the exercise price by a promissory note if approved by the Board, loans to officers are now prohibited under the Sarbanes-Oxley Act of 2002. The 1998 Plan administrators may also permit “cashless exercises”.

Options granted under the 1998 Plan will become exercisable and vested at such times and subject to such conditions as specified by the Board. The maximum term of incentive stock options granted under the Option Plan is ten years, except that an incentive stock option granted to a 10% Stockholder may not have a term longer than five years and have an exercise price of not less than 110% of the fair market value of a share of common stock on the date of grant. Stock options are nontransferable by the optionee other than by will or by the laws of descent and distribution, and are exercisable during the optionee’s lifetime only by the optionee.

Terms and Conditions of Restricted Stock Purchase Awards. Each stock purchase right granted under the 1998 Plan is evidenced by a written agreement that specifies the number of shares subject to the award together with all other applicable terms and conditions. The maximum term of the restricted stock purchase right is thirty days from the date of grant.

Generally, the purchase price of a restricted stock purchase award may be paid in cash, by check, or in cash equivalent, by tender of shares of our Common Stock owned by the recipient having a fair market value not less than the purchase price, by the assignment of the proceeds of a sale or loan with respect to some or all of the shares of Common Stock being purchased pursuant to the award, by any other lawful consideration approved by the Board or by any combination of these. The Board may restrict the forms of payment permitted in connection with any restricted stock purchase right.

Restricted stock purchased by a recipient pursuant to an award will be subject to restrictions on transfer and a repurchase right in favor of the Company until such time as the stock is vested. The restricted stock will become vested at such times and subject to such conditions as specified by the Board, generally subject to the continuous employment or other service of the recipient to the Company. Shares of restricted are nontransferable by the recipient other than by will or by the laws of descent and distribution until such time as the shares have become vested. Upon a recipient’s termination of service with the Company, the Company will have a right to repurchase all unvested shares of restricted stock from the recipient at the original purchase price.

Termination or Amendment. The 1998 Plan will continue in effect until the earlier of its termination by the Board or the date on which all shares available for issuance under the 1998 Plan have been issued and all restrictions on such shares under the terms of the 1998 Plan and the agreements evidencing awards granted under the 1998 Plan have lapsed; provided that all incentive stock options must be granted within 10 years of the earlier of (i) the date on which the latest increase in the maximum number of shares reserved under the 1998 Plan was approved by our stockholders or (ii) the date such amendment increasing the maximum number of shares reserved under the 1998 Plan was approved by the Board.

Federal Income Tax Consequences

Nonstatutory Stock Options. Under current federal income tax law, the grant of a nonstatutory stock option has no tax effect on the Company or the option holder. If the shares received on exercise of an option are not subject to restrictions on transfer or risk of forfeiture imposed by the Committee, the exercise of a nonstatutory stock option will result in ordinary income to the option holder equal to the excess of the fair market value of the shares at the time of exercise over the option price. The amount taxed to the option holder as ordinary income is treated as earned income. The option holder’s tax basis in the shares will be equal to the aggregate exercise price paid by the option holder plus the amount of taxable income recognized upon the exercise of the option. Upon any subsequent disposition of the shares, any further gain or loss recognized by the option holder will be treated as capital gain or loss and will be long-term capital gain or loss if the shares are held for more than one year after exercise. The Company will normally be allowed, at the time of recognition of ordinary income by the option holder upon exercise, to take a deduction for federal income tax purposes in an amount equal to such recognized income.

Incentive Stock Options. The federal income tax consequences associated with incentive stock options are generally more favorable to the optionee and less favorable to the employer than those associated with nonstatutory stock options. Under current federal income tax law, the grant of an incentive stock option does not result in income to the optionee or in a deduction for the Company at the time of the grant. The exercise of an incentive stock option will not result in income for the option holder if the option holder (i) does not dispose of the shares within two years after the date of grant nor within one year after exercise and (ii) is an employee of the Company or any of its affiliates from the date of grant until three months before the exercise date. If these requirements are met, the basis of the shares upon later disposition would be the option price. Any gain will be taxed to the option holder as long-term capital gain and the Company will not be entitled to a deduction. The excess of the market value on the exercise date over the option price is an item of tax preference, potentially subject to the alternative minimum tax. If the option holder disposes of the shares prior to the expiration of either of the holding periods described above, the option holder would have compensation taxable as ordinary income, and the Company would be entitled to a deduction equal to the lesser of the fair market value of the shares on the exercise date minus the option price or the amount realized on disposition minus the option price. If the price realized in any such premature sale of the share exceeds the fair market value of the shares on the exercise date, the excess will be treated as long-term or short-term capital gain depending on the option holder’s holding period for the shares.

Restricted Stock Purchase Awards. Shares of restricted stock purchased under the 1998 Plan will generally be subject to rights of repurchase and other transfer restrictions, which may be deemed to create a “substantial risk of forfeiture” under Section 83 of the Internal Revenue Code. If there is a substantial risk of forfeiture, then the person acquiring the restricted stock will not recognize income until the restricted stock becomes vested (unless a Section 83(b) election is made, as described below), at which time the person must recognize as ordinary income the fair market value of the restricted at that time less the original purchase price for the restricted stock. However, under Section 83(b) of the Internal Revenue Code, a recipient may elect to recognize ordinary income in the year the restricted stock is acquired, rather then waiting until it vests and the recipient will be required to recognize as ordinary income at the time of the restricted stock purchased the difference, if any, between the fair market value of the Common Stock on the date of purchase and the purchase price paid for the restricted stock. If a Section 83(b) election is made, the recipient will not be required to recognize any income when the restricted stock vests. If a person sells restricted stock after it is vested (or after making a Section 83(b) election), he or she will recognize taxable gain or loss equal to the difference between (a) the amount realized upon the sale of the shares and (b) the amount paid for the restricted stock plus any amount which the person has included in gross income pursuant to the Section 83(b) election). Upon any subsequent disposition of the shares, any further gain or loss recognized by the recipient will likely be treated as capital gain or loss and will be long-term capital gain or loss if the shares are held for more than one year after exercise. The Company will normally be allowed, at the time of recognition of ordinary income by the recipient upon purchase of the shares, to take a deduction for federal income tax purposes in an amount equal to such recognized income.

New Plan Benefits

Because awards under the 1998 Plan are discretionary, benefits or amounts that will hereinafter be received by or allocated to the CEO, the Named Executive Officers, all current executive officers as a group, the non-executive directors as a group, and all employees who are not executive officers, are not presently determinable.

PROPOSAL 4

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Board of Directors, upon a recommendation of its Audit and Corporate Governance Committee, has appointed BDO Seidman, LLP as independent auditors of the Company for the fiscal year ending December 31, 2005, subject to ratification of the stockholders at the meeting. BDO Seidman, LLP has no financial interest of any kind in the Company except the professional relationship between auditor and client. Representative of BDO Seidman, LLP will be invited, but are not expected to attend the Annual Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS.

OTHER PROPOSALS

The Company is not aware of any other business to be presented to the meeting and does not intend to bring any other matters before the meeting. However, if any other matters properly come before the meeting, the persons named in the accompanying proxy are empowered, in the absence of contrary instructions, to vote according to their best judgment.

STOCKHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING

Any stockholder who intends to present a proposal at the 2006 Annual Meeting of stockholders for inclusion in the Company’s Proxy Statement and Proxy form relating to such Annual Meeting must submit such proposal to the Company at its principal executive offices no later than February 15, 2006. In addition, in the event a stockholder proposal is not received by the Company by May 2, 2006, the Proxy to be solicited by the Board of Directors for the 2006 Annual Meeting will confer discretionary authority on the holders of the Proxy to vote the shares if the proposal is presented at the 2006 Annual Meeting without any discussion of the proposal in the Proxy Statement for such meeting.

SEC rules and regulations provide that if the date of the Company’s 2006 Annual Meeting is advanced or delayed more than 30 days from the date of the 2005 Annual Meeting, stockholder proposals intended to be included in the proxy materials for the 2006 Annual Meeting must be received by the Company within a reasonable time before the Company begins to print and mail the proxy materials for the 2006 Annual Meeting. Upon determination by the Company that the date of the 2006 Annual Meeting will be advanced or delayed by more than 30 days from the date of the 2005 Annual Meeting, the Company will disclose such change in the earliest possible Quarterly Report on Form 10-Q.

COMMUNICATIONS WITH DIRECTORS

You may communicate with the Chair of our Audit and Corporate Governance Committee or Compensation and Nominating Committee, or with our independent Directors as a group, by writing to any such person or group c/o of the Corporate Secretary at 9172 Eton Avenue, Chatsworth, California 91311-5874.

Communications are distributed to the Board of Directors, or to any individual Director, depending on the facts and circumstances described in the communication. In that regard, the Board of Directors has requested that certain items that are unrelated to the duties and responsibilities of the Board of Directors should be excluded including the following: junk mail and mass mailings; product complaints; product inquiries; new product suggestions; resumes and other forms of job inquiries; surveys; and business solicitations or advertisements. In addition, material that is unduly hostile, threatening, illegal or similarly unsuitable will not be distributed, with the provision that any communication that is not distributed will be made available to any independent Director upon request.

SOLICITATION OF PROXIES

The cost of solicitation of proxies will be borne by the Company. Directors, officers and regular employees of the Company may solicit proxies in person, by telephone, by mail or by other means of communication, but such persons will not be specially compensated for such services. The Company may also reimburse brokers, banks, custodians, nominees and other fiduciaries for their reasonable charges and expenses in connection with the distribution of proxy materials.

ANNUAL REPORT

The Company’s Annual Report to Stockholders includes a copy of the Form 10-K (without exhibits) for the fiscal year ended December 31, 2004. The Annual Report to Stockholders and Form 10-K is not intended to be a part of this Proxy Statement or a solicitation of proxies.

NOTE REGARDING INCORPORATION BY REFERENCE TO THIS PROXY STATEMENT

The Company routinely files with the Securities and Exchange Commission various registration statements and reports which may incorporate by reference part or all of this Proxy Statement. Those references are not intended to incorporate any of the information in this Proxy Statement under the headings “Compensation and Nominating Committee Report on Executive Compensation” or “Five Year Stock Price Performance Comparison” unless those headings are specifically referenced by name in the registration statement or report.

By Order of the Board of Directors

Richard H. Williams

Chairman of the Board

Chatsworth, California

June 3, 2005

PLEASE PROMPTLY VOTE, DATE, SIGN AND RETURN THE ENCLOSED PROXY, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. A RETURN ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES. PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED. AT ANY TIME BEFORE A VOTE YOU MAY REVOKE YOUR PROXY BY (1) A LATER PROXY OR A WRITTEN NOTICE OF REVOCATION DELIVERED TO THE INSPECTOR OF ELECTIONS OR (2) ADVISING THE INSPECTOR OF ELECTIONS AT THE MEETING THAT YOU ELECT TO VOTE IN PERSON. ATTENDANCE AT THE MEETING WILL NOT IN AND OF ITSELF REVOKE A PROXY.

THE ANNUAL MEETING IS AT 9:00 AM ON JULY 29, 2005.

PLEASE RETURN YOUR PROXY IN TIME.

Appendix A

AUDIT COMMITTEE CHARTER

Approved by International Remote Imaging Systems, Inc. Company Board of Directors: 06/29/00

MISSION STATEMENT

The audit committee will assist the board of directors in fulfilling its oversight responsibilities. The audit committee will review the financial reporting process, the system of internal control, the audit process, and the company’s process for monitoring compliance with laws and regulations and with the code of conduct. In performing its duties, the committee will maintain effective working relationships with the board of directors, management, and the external auditors. To effectively perform his or her role, each committee member will obtain an understanding of the detailed responsibilities of committee membership as well as the company’s business, operations, and risks.

ORGANIZATION

The Audit Committee shall be comprised of at least three independent directors (or more directors as determined by the Board), each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant.

The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. The Board shall elect a chairman to preside over the audit committee.

MEETINGS

The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management, the director of the internal auditing department and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed. If circumstances arise that require the attention of the Committee, the Chair should meet with the independent accountants and management quarterly to review the Corporations financials.

ROLES AND RESPONSIBILITIES

Internal Control

•	Evaluate whether management is setting the appropriate tone at the top by communicating the importance of internal control and ensuring that all individuals possess an understanding of their roles and responsibilities

•	Focus on the extent to which external auditors review computer systems and applications, the security of such systems and applications, and the contingency plan for processing financial information in the event of a systems breakdown

•	Gain an understanding of whether internal control recommendations made by external auditors have been implemented by management

•	Ensure that the external auditors keep the audit committee informed about fraud, illegal acts, deficiencies in internal control, and certain other matters

Financial Reporting

General

•	Review significant accounting and reporting issues, including recent professional and regulatory pronouncements, and understand their impact on the financial statements

•	Ask management and the external auditors about significant risks and exposures and the plans to minimize such risks

Annual Financial Statements

•	Review the annual financial statements and determine whether they are complete and consistent with the information known to committee members; assess whether the financial statements reflect appropriate accounting principles

•	Pay particular attention to complex and/or unusual transactions such as restructuring charges and derivative disclosures

•	Focus on judgmental areas such as those involving valuation of assets and liabilities, including, for example, the accounting for and disclosure of obsolete or slow-moving inventory; loan losses; warranty, product, and environmental liability; litigation reserves; and other commitments and contingencies

•	Meet with management and the external auditors to review the financial statements and the results of the audit

•	Consider management’s handling of proposed audit adjustments identified by the external auditors

•	Review the MD&A and other sections of the annual report before its release and consider whether the information is adequate and consistent with members’ knowledge about the company and its operations

•	Ensure that the external auditors communicate certain required matters to the committee

Interim Financial Statements

•	Be briefed on how management develops and summarizes quarterly financial information, the extent of internal audit involvement, the extent to which the external auditors review quarterly financial information, and whether that review is performed on a pre- or post-issuance basis

•	Meet with management and, if a pre-issuance review was completed, with the external auditors, either telephonically or in person, to review the interim financial statements and the results of the review (this may be done by the committee chairperson or the entire committee)

•	To gain insight into the fairness of the interim statements and disclosures, obtain explanations from management and from the internal and external auditors on whether:

•	Actual financial results for the quarter or interim period varied significantly from budgeted or projected results

•	Changes in financial ratios and relationships in the interim financial statements are consistent with changes in the company’s operations and financing practices

•	Generally accepted accounting principles have been consistently applied

•	There are any actual or proposed changes in accounting or financial reporting practices

•	There are any significant or unusual events or transactions

•	The company’s financial and operating controls are functioning effectively

•	The company has complied with the terms of loan agreements or security indentures

A-2

•	The interim financial statements contain adequate and appropriate disclosures

•	Ensure that the external auditors communicate certain required matters to the committee

Compliance with Laws and Regulations

•	Review the effectiveness of the system for monitoring compliance with laws and regulations, and the results of management’s investigation and follow-up (including disciplinary action) on any fraudulent acts or accounting irregularities

•	Periodically obtain updates from management, general counsel, and tax advisor regarding compliance

•	Review the findings of any examinations by regulatory agencies, such as the Securities and Exchange Commission

Compliance with Code of Conduct

•	Ensure that a code of conduct is formalized in writing and that all employees are aware of it

•	Evaluate whether management is setting the appropriate tone at the top by communicating the importance of the code of conduct and the guidelines for acceptable business practices

•	Review the program for monitoring compliance with the code of conduct

•	Periodically obtain updates from management and general counsel regarding compliance

External Audit

•	Review the external auditors’ proposed audit scope and approach

•	Review the performance of the external auditors and recommend to the board of directors the appointment or discharge of the external auditors

•	Review and confirm the independence of the external auditors by reviewing the non-audit services provided and the auditors’ assertion of their independence in accordance with professional standards

Other Responsibilities

•	Meet with the external auditors, and management in separate executive sessions to discuss any matters that the committee or these groups believe should be discussed privately

•	Ensure that significant findings and recommendations made by the external auditors are received and discussed on a timely basis

•	Review, with the company’s counsel, any legal matters that could have a significant impact on the company’s financial statements

•	Review the policies and procedures in effect for considering officers’ expenses and perquisites

•	If necessary, institute special investigations and, if appropriate, hire special counsel or experts to assist

•	Perform other oversight functions as requested by the full board

•	Review and update the charter; receive approval of changes from the board

REPORTING RESPONSIBILITIES

Regularly update the board of directors about committee activities and make appropriate recommendations

A-3

Appendix B

IRIS INTERNATIONAL, INC.

Amended and Restated 1998 Stock Option Plan

1. PURPOSES OF THE PLAN. The purposes of this 1998 Stock Option Plan are: to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants, and to promote the success of the Company’s business. Awards granted under the Plan may be Incentive Stock Options, Nonstatutory Stock Options or Purchase Rights, as determined by the Administrator at the time of grant.

2. DEFINITIONS. As used herein, the following definitions shall apply:

(a) “ADMINISTRATOR” means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

(b) “AWARD” means an Option or Purchase Right.

(c) “APPLICABLE LAWS” means the legal requirements relating to the administration of stock option plans under state corporate and securities laws and the Code.

(d) “BOARD” means the Board of Directors of the Company.

(e) “CODE” means the Internal Revenue Code of 1986, as amended.

(f) “COMMITTEE” means a Committee appointed by the Board in accordance with Section 4 of the Plan.

(g) “COMMON STOCK” means the common stock, $.01 par value, of the Company.

(h) “COMPANY” means IRIS International, Inc.

(i) “CONSULTANT” means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services and who is compensated for such services; provided such services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and provided further that the term “Consultant” shall not include Directors who are paid only a director’s fee by the Company or who are not compensated by the Company for their services as Directors.

(j) “CONTINUOUS STATUS AS AN EMPLOYEE OR CONSULTANT” means that the employment or consulting relationship is not interrupted or terminated by the Company, any Parent or Subsidiary. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of: (i) any leave of absence approved by the Board, including sick leave, military leave, or any other personal leave; provided, however, that for purposes of Incentive Stock Options, any such leave may not exceed ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract (including certain Company policies) or statute; or (ii) transfers between locations of the Company or between the Company, its Parent, its Subsidiaries or its successor.

(k) “DIRECTOR” means a member of the Board.

(l) “DISABILITY” means total and permanent disability as defined in Section 22(e)(3) of the Code.

(m) “EMPLOYEE” means any person, including Officers and Directors employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

(n) “EXCHANGE ACT” means the Securities Exchange Act of 1934, as amended.

(o) “FAIR MARKET VALUE” means, as of any date, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation, the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation (“NASDAQ”) System, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales are reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Administrator deems reliable;

(ii) If the Common Stock is quoted on the NASDAQ System (but not on the National Market System thereof) or is regularly quoted by recognized securities dealers but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in the Wall Street journal or such other source as the Administrator deems reliable;

(iii) In the absence of any established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

(p) “INCENTIVE STOCK OPTION” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(q) “NONSTATUTORY STOCK OPTION” means an Option not intended to qualify as an Incentive Stock Option.

(r) “NOTICE OF GRANT” means a written notice evidencing certain terms and conditions of an individual Option grant. The Notice of Grant is part of the Option Agreement.

(s) “OFFICER” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(t) “OPTION” means a stock option granted pursuant to the Plan.

(u) “OPTION AGREEMENT” means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

(v) “OPTION EXCHANGE PROGRAM” means a program whereby outstanding options are surrendered in exchange for options with a lower exercise price.

(w) “OPTIONED STOCK” means the Common Stock subject to an Option.

(x) “OPTIONEE” means an Employee, Director or Consultant who holds an outstanding Option.

(y) “PARENT” means a “parent corporation”, whether now or hereafter existing, as defined in Section 424(e) of the Code.

(z) “PARTICIPANT” means any Employee, Director or Consultant selected by the Administrator to receive Awards.

(aa) “PLAN” means this Amended and Restated 1998 Stock Option Plan, as amended from time to time.

(bb) “PURCHASE RIGHT” means the right to purchase Shares granted pursuant to Section 11.

(cc) “RULE 16B-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(dd) “SECTION 162(m)” means Section 162(m) of the Code and the regulations thereunder, as amended.

(ee) “SHARE” means a share of the Common Stock, as adjusted in accordance with Section 14 of the Plan.

(ff) “SUBSIDIARY” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.

(gg) “TERMINATION EVENT” means (i) any use or disclosure by an Optionee of confidential information or trade secrets of the Company or any Parent or Subsidiary in violation of any confidentiality or nondisclosure agreement by which the Optionee is bound, or (ii) the termination of Optionee’s Continuous Status as an Employee or Consultant for cause as defined pursuant to applicable law, as a result of a breach of Optionee’s employment or consulting agreement, as a result of theft, fraud or embezzlement, or as a result of any disclosure or use of confidential information or trade secrets described in part (i) of this paragraph.

3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 14 of the Plan, the maximum aggregate number of Shares which may be issued pursuant to Awards granted under the Plan is Four Million Two Hundred Thousand (4,200,000) Shares. The Shares may be authorized, but unissued, or reacquired Common Stock. However, should the Company reacquire Shares which were issued pursuant to the exercise of an Option or Purchase Right, such Shares shall not become available for future grant under the Plan.

If an Award expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated).

4. ADMINISTRATION OF THE PLAN.

(a) PROCEDURE.

(i) MULTIPLE ADMINISTRATIVE BODIES. If permitted by Rule 16b-3, the Plan may be administered by different bodies with respect to Directors, Officers who are not Directors, and Employees who are neither Directors nor Officers.

(ii) ADMINISTRATION WITH RESPECT TO DIRECTORS AND OFFICERS SUBJECT TO SECTION 16(b). With respect to Awards granted to Directors or to Employees who are also Officers or Directors subject to Section 16(b) of the Exchange Act, the Plan shall be administered by (A) the Board, if the Board may administer the Plan in compliance with the requirements for grants under the Plan to be exempt acquisitions under Rule 16b-3, or (B) a committee designated by the Board to administer the Plan, which committee shall consist of “Non-Employee Directors” within the meaning of Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the requirements for grants under the Plan to be exempt acquisitions under Rule 16b-3.

(iii) ADMINISTRATION WITH RESPECT TO COVERED EMPLOYEES SUBJECT TO SECTION 162(M) OF THE CODE. With respect to Awards granted to Employees who are also “covered employees” within the meaning of Section 162(m) of the Code and the regulations thereunder, as amended, the Plan shall be administered by a committee designated by the Board to administer the Plan, which committee shall be constituted to satisfy the requirements applicable to Awards intended to qualify as “performance-based compensation” under Section 162(m). Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the rules applicable to Awards intended to qualify as “performance-based compensation” under Section 162(m).

(iv) ADMINISTRATION WITH RESPECT TO OTHER PERSONS. With respect to Awards granted to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a committee designated by the Board, which committee shall be constituted to satisfy Applicable Laws. Once appointed, such Committee shall serve in its designated capacity until otherwise directed by the Board. The Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Applicable Laws.

(b) POWERS OF THE ADMINISTRATOR. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

(i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(n) of the Plan;

(ii) to select the Directors, Consultants and Employees to whom Awards may be granted hereunder;

(iii) to determine whether and to what extent Awards are granted hereunder;

(iv) to determine the number of shares of Common Stock to be covered by each Award granted hereunder;

(v) to approve forms of agreement for use under the Plan;

(vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the shares of Common Stock relating thereto based in each case on such factors as the Administrator, in its sole discretion, shall determine;

(vii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted;

(viii) to construe and interpret the terms of the Plan;

(ix) to prescribe, amend and rescind rules and regulations relating to the Plan;

(x) to modify or amend each Award (subject to Section 15(c) of the Plan);

(xi) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(xii) to institute an Option Exchange Program;

(xiii) to determine the terms and restrictions applicable to Award; and

(xiv) to make all other determinations deemed necessary or advisable for administering the Plan.

(c) EFFECT OF ADMINISTRATOR’S DECISION. The Administrator’s decisions, determinations and interpretations shall be final and binding on all Participants and any other holders of Awards.

5. ELIGIBILITY. Nonstatutory Options may be granted to Directors, Employees and Consultants. Incentive Stock Options may be granted only to Employees. Purchase Rights may be granted to Directors, Employees and Consultants. If otherwise eligible, a Director, Employee or Consultant who has been granted an Award may be granted additional Award.

6. LIMITATIONS ON OPTIONS.

(a) Each Option shall be designated in the Notice of Grant as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value:

(i) of Shares subject to an Optionee’s incentive stock options granted by the Company, any Parent or Subsidiary, which (ii) become exercisable for the first time during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), incentive stock options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time of grant.

(b) Neither the Plan nor any Option shall confer upon an Optionee any right with respect to continuing the Optionee’s employment or consulting relationship with the Company, nor shall they interfere in any way with the Optionee’s right or the Company’s right to terminate such employment or consulting relationship at any time, with or without cause.

(c) No Officer shall be granted in any fiscal year of the Company Options to purchase more than Three Hundred Thousand (300,000) Shares. The foregoing limitation set forth in this Section 6(c) is intended to satisfy the requirements applicable to Options intended to qualify as “performance-based compensation” (within the meaning of Section 162(m)). In the event the Administrator determines that such limitation is not required to qualify Options as performance-based compensation, the Administrator may modify or eliminate such limitation.

7. TERM OF THE PLAN. The Plan shall become effective upon its adoption by the Board and shall continue in effect for a term of ten (10) years unless terminated earlier under Section 15 of the Plan.

8. TERM OF OPTION. The term of each Option shall be stated in the Notice of Grant; provided, however, that in the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Notice of Grant. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Notice of Grant.

9. OPTION EXERCISE PRICE AND CONSIDERATION.

(a) EXERCISE PRICE. The price per share exercise price for the Share to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

(i) In the case of an Incentive Stock Option (A) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant; or (B) granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined in the discretion of the Committee, and may be more or less than the Fair Market Value per Share on the date of grant.

(b) WAITING PERIOD AND EXERCISE DATES. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised. In so doing, the Administrator may specify that an Option may not be exercised until the completion of a service period.

(c) FORM OF CONSIDERATION. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

(i) cash;

(ii) if permitted by the Administrator, in its sole discretion, a promissory note made by the Optionee in favor of the Company;

(iii) if permitted by the Administrator, in its sole discretion, other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

(iv) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the Optionee’s broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price;

(v) any combination of the foregoing methods of payment; or

(vi) such other consideration and method of payment for the issuance of Shares to the extent permitted by the Administrator and Applicable Laws.

10. EXERCISE OF OPTION.

(a) PROCEDURE FOR EXERCISE; RIGHTS AS A SHAREHOLDER. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement.

An Option may not be exercised for a fraction of a Share.

An Option shall be deemed exercised when the Company receives: (i) written notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, (ii) full payment for the Shares with respect to which the Option is exercised and (iii) all representations, indemnifications and documents reasonably requested by the Administrator. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. Subject to Section 13, the Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 14 of the Plan.

Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(b) ACCELERATED TERMINATION OF OPTION TERM. Notwithstanding anything to the contrary contained in the Plan, an Optionee’s Options under the Plan shall terminate and cease to be exercisable immediately upon the occurrence of a Termination Event with respect to such Optionee.

(c) TERMINATION OF EMPLOYMENT OR CONSULTING RELATIONSHIP. In the event that an Optionee’s Continuous Status as an Employee or Consultant terminates (other than upon the Optionee’s death or Disability or as a result of a Termination Event), the Optionee may exercise his or her Option, but only within such period of time as is determined by the Administrator, and only to the extent that the Optionee was entitled to exercise it at the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). In the case of an Incentive Stock Option, the Administrator shall determine such period of time (in no event to exceed ninety (90) days from the date of termination) when the Option is granted. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(d) DISABILITY OF OPTIONEE. In the event that an Optionee’s Continuous Status as an Employee or Consultant terminates as a result of the Optionee’s Disability, the Optionee may exercise his or her Option at any time within twelve (12) months from the date of such termination, but only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). If, at the date of termination the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(e) DEATH OF OPTIONEE. In the event of the death of an Optionee, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Option at the date of death. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the Shares covered by unexercisable portion of the Option shall immediately revert to the Plan. If, after death, the Optionee’s estate or a person who acquires the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

11. TERMS AND CONDITIONS OF PURCHASE RIGHTS

(a) STOCK PURCHASE AGREEMENT. Each Purchase Right granted under the Plan shall be evidenced by a Stock Purchase Agreement between the Participant and the Company, which shall specify, among things, the purchase price for the Shares and the schedule for vesting of such Shares based on the Participant’s Continuous Service as an Employee or Consultant (a “STOCK PURCHASE AGREEMENT”). Such Purchase Right shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Administrator deems appropriate for inclusion in a Stock Purchase Agreement. The provisions of the various Stock Purchase Agreements entered into under the Plan need not be identical.

(b) DURATION OF OFFERS. Unless otherwise provided in the Stock Purchase Agreement, any right to acquire shares of Stock under the Plan (other than an Option) shall automatically expire if not exercised by the Participant within thirty (30) days after the grant of such right was communicated to the Participant by the Company.

(c) PURCHASE PRICE. Each Stock Purchase Agreement shall state the price at which the Stock subject to such Stock Purchase Agreement may be purchased, which, with respect to Purchase Rights, shall be determined in the sole discretion of the Administrator.

(d) FORM OF CONSIDERATION. The Administrator shall determine the acceptable form of consideration for exercising an Purchase Right, including the method of payment. Such consideration may consist entirely of:

(i) cash;

(ii) if permitted by the Administrator, in its sole discretion, other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Participant for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate purchase price of the Shares as to which said Purchase Right shall be exercised;

(iii) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the Participant’s broker, if applicable, shall require to effect an exercise of the Purchase Right and delivery to the Company of the sale or loan proceeds required to pay the purchase price;

(v) any combination of the foregoing methods of payment; or

(vi) such other consideration and method of payment for the issuance of Shares to the extent permitted by the Administrator and Applicable Laws.

(e) WITHHOLDING TAXES. As a condition to the purchase of Shares, the Participant shall make such arrangements as the Board may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such purchase.

(f) REPURCHASE RIGHT. Each Stock Purchase Agreement may provide that the Company may repurchase the Shares acquired by a Participant pursuant to a Purchase Right as provided in this Section 11(f) (the “REPURCHASE RIGHT”).

(i) Following termination of the Participant’s Continuous Status as an Employee or Consultant, the Repurchase Right shall be exercisable with respect to all Shares that have not become vested (in accordance with the schedule set forth in the Stock Purchase Agreement) at a price equal to the original purchase price for such Shares.

(ii) EXERCISE OF REPURCHASE RIGHT. A Repurchase Right may be exercised only within 90 days after the termination of the Participant’s Continuous Service as an Employee or Consultant, for cash or for cancellation of indebtedness incurred in purchasing the Shares.

12. NON-TRANSFERABILITY OF AWARDS.

(a) NO TRANSFER. An Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant.

(b) DESIGNATION OF BENEFICIARY. An Participant may file a written designation of a beneficiary who is to receive any Awards that remain unexercised in the event of the Participant’s death. If a Participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective. Such designation of beneficiary may be changed by the Participant at any time by written notice, subject to the above spousal consent conditions.

(c) EFFECT OF NO DESIGNATION. In the event of the death of the Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant’s death, the Company shall deliver such options to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such options to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

13. WITHHOLDING TAXES. Upon (i) the disposition by an Optionee of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option within two years of the granting of such Incentive Stock Option or within one year after exercise of such Incentive Stock Option, or (ii) the exercise of a Nonstatutory Stock Option, the Company shall have the right to require such Optionee to pay the Company the amount of any taxes which the Company may be required to withhold with respect to such shares of Common Stock.

14. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION, MERGER OR ASSET SALE.

(a) CHANGES IN CAPITALIZATION. Subject to any required action by the shareholders of the Company, if the outstanding shares of Common Stock are increased, decreased, changed into or exchanged for a different number or kind of shares of securities of the Company through reorganization, recapitalization, reclassification, stock combination, stock dividend, stock split, reverse stock split or other similar transaction, an appropriate and proportionate adjustment shall be made in the maximum number and kind of shares as to which Awards may be granted under this Plan. A corresponding adjustment changing the number or kind of shares allocated to unexercised Awards which have been granted prior to any such change, shall likewise be made. Any such adjustment in the outstanding Awards shall be made without change in the aggregate purchase price applicable to the unexercised portion of the Awards but with a corresponding adjustment in the price for each share or other unit of any security covered by the Award. Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive.

(b) DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Award had not been previously exercised, it will terminate immediately prior to the consummation of such proposed action. The Administrator may, in the exercise of its sole discretion in such instances, declare that any Award shall terminate as of a date fixed by the Administrator and give each Participant the right to exercise his or her Award as to all or any part of the underlying Shares, including Shares as to which the Option would not otherwise be exercisable.

(c) MERGER OR ASSET SALE. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company or a similar event that the Administrator determines, in its discretion, would materially alter the structure of the Company or its ownership, the Administrator, upon 30 days prior written notice to the Participants, may, in its discretion, do one or more of the following: (i) shorten the period during which Awards are exercisable (provided they remain exercisable for at least 30 days after the date the notice is given); (ii) accelerate any vesting schedule to which an Award is subject; (iii) arrange to have the surviving or successor entity grant replacement options with appropriate adjustments in the number and kind of securities and option prices; or (iv) cancel Awards upon payment to the Participants in cash, with respect to each Award to the extent then exercisable (including any Options as to which the exercise has been accelerated as contemplated in clause (ii) above), of an amount equal to the excess of the Fair Market Value of the number of Shares as to which the Award is then exercisable (at the effective time of the merger, reorganization, sale of other event) over the aggregate exercise or purchase price with respect to such Shares. The Administrator may also provide for one or more of the foregoing alternatives in any particular Option Agreement or Stock Purchase Agreement.

15. DATE OF GRANT. The date of grant of an Award shall be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator; provided, however, the date of grant of an Award shall be, for all purposes, no earlier than the date on which the Optionee commences employment with the Company. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

(a) AMENDMENT AND TERMINATION. The Board may at any time amend, alter or suspend or terminate the Plan.

(b) SHAREHOLDER APPROVAL. The Company shall obtain shareholder approval of the Plan and any amendment if and to the extent necessary under Applicable Law or the rules of any exchange or quotation system on which the Common Stock is then listed or quoted. The Company may voluntarily obtain shareholder approval of the Plan and any amendment if and to the extent the Board determines such approval is desirable, including, without limitation, to qualify for special treatment of option grants under Rule 16b-3 of the Exchange Act, Section 422 of the Code or Section 162(m) of the Code.

(c) EFFECT OF AMENDMENT OR TERMINATION. No amendment, alteration, suspension or termination of the Plan shall impair the rights of a Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company.

16. CONDITIONS UPON ISSUANCE OF SHARES.

(a) LEGAL COMPLIANCE. Shares shall not be issued pursuant to an Award unless the exercise of such Award and the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, Applicable Laws, the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, and any other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery, and shall be further subject to the approval of counsel for the Company with respect to such compliance. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by Applicable Law, the Plan and options granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

(b) INVESTMENT REPRESENTATION. As a condition to the exercise of an Option or Purchase Right, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell, transfer or distribute such Shares.

17. LIABILITY OF COMPANY.

(a) INABILITY TO OBTAIN AUTHORITY. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

(b) GRANTS EXCEEDING ALLOTTED SHARES. If the Shares covered by an Award exceeds, as of the date of grant, the number of Shares which may be issued under the Plan without additional shareholder approval, such Award shall be void with respect to such excess Shares, unless shareholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 15(b) of the Plan.

(c) RIGHTS OF PARTICIPANTS AND BENEFICIARIES. The Company shall pay all amounts payable hereunder only to the Participant or beneficiaries entitled thereto pursuant to the Plan. The Company shall not be liable for the debts, contracts or engagements of any Participant or his or her beneficiaries, and rights to Shares or cash payments under the Plan may not be taken in execution by attachment or garnishment, or by any other legal or equitable proceeding while in the hands of the Company.

18. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

19. GOVERNING LAW. The Plan shall be governed by, and construed in accordance with the laws of the State of Delaware (without giving effect to conflicts of law principles).

DETACH HERE

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

OF IRIS INTERNATIONAL, INC.

ANNUAL MEETING OF STOCKHOLDERS

FRIDAY, JULY 29, 2005

The undersigned stockholder of IRIS International, Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated June 3, 2005, and hereby appoints Mr. Cesar Garcia and Mr. Martin Paravato, or either of them, proxies and attorneys-in-fact with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of IRIS International, Inc. to be held on July 29, 2005 at 9:00 a.m., Eastern Time, at The Peabody Orlando Hotel, located at 9801 International Drive, Orlando, Florida and at any adjournment or adjournments thereof, and to vote all shares of capital stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

[SEE REVERSE SIDE] CONTINUED AND TO BE SIGNED ON REVERSE SIDE

[BACK OF PROXY]

DETACH HERE

☒	Please mark votes as in this example

1.	PROPOSAL TO ELECT FIVE (5) DIRECTORS.

Nominees:	RICHARD H. WILLIAMS, STEVEN M. BESBECK, MICHAEL D. MATTE, RICHARD G. NADEAU, PH.D. AND CESAR GARCIA

FOR ALL NOMINEES ☐	WITHHELD FROM ALL NOMINEES ☐	FOR ALL EXCEPT ☐ (See Instructions Below)

(INSTRUCTION: To withhold authority to vote for any individual nominee, mark “FOR ALL EXCEPT” and write their name in the space provided above.)

2.	PROPOSAL TO APPROVE AN AMENDMENT TO THE 1998 STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE THEREUNDER FROM 2,900,000 TO 4,100,000;	FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	PROPOSAL TO APPROVE AN AMENDMENT TO THE 1998 STOCK OPTION PLAN TO PERMIT RESTRICTED STOCK PURCHASE AWARDS	FOR ☐	AGAINST ☐	ABSTAIN ☐

4.	PROPOSAL TO RATIFY THE SELECTION OF BDO SEIDMAN, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2005.	FOR ☐	AGAINST ☐	ABSTAIN ☐

The board of directors recommends that you vote “FOR” the election of each of the nominees in Proposal No. 1, “FOR” the amendments to the 1998 Stock Option Plan, and “FOR” the ratification of BDO Seidman, LLP as the company’s independent registered public accounting firm. All proposals to be acted upon are proposals of the Company. If any other business is properly presented at the meeting, including, among other things, consideration of a motion to adjourn the meeting to another time or place in order to solicit additional proxies in favor of the recommendations of the board of directors, this proxy shall be voted by the proxy holders in accordance with the recommendations of a majority of the board of directors. At the date this proxy statement went to press, we did not anticipate any other matters would be raised at the annual meeting.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT    ☐

PLEASE CHECK HERE IF YOU PLAN TO ATTEND THE MEETING    ☐

(This Proxy should be marked, dated and signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)

Signature:                                                      Date:                              Signature:                                                      Date:

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH ABOVE OR, TO THE EXTENT NO CONTRARY DIRECTION IS INDICATED, WILL BE TREATED AS A GRANT OF AUTHORITY TO VOTE FOR ALL PROPOSALS. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY CONFERS AUTHORITY TO AND SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE PROXIES.